SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported) August 8, 2002



Commission          Registrant; State of Incorporation;      I.R.S. Employer
File Number          Address; and Telephone Number          Identification No.
-----------          -----------------------------          ------------------


333-21011               FIRSTENERGY CORP.                       34-1843785
                        (An Ohio Corporation)
                        76 South Main Street
                        Akron, Ohio  44308
                        Telephone (800)736-3402




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Item 7.  Exhibits

Exhibit No.                    Description
-----------                    -----------

99.1 Statement Under Oath of Principal Executive Officer Regarding Facts and Circumstances Relating to Exchange Act Filings

99.2 Statement Under Oath of Principal Financial Officer Regarding Facts and Circumstances Relating to Exchange Act Filings


Item 9.  Regulation FD Disclosure

           FirstEnergy Corp. reports that Statements Under Oath from H. Peter Burg, Chief Executive Officer and Richard H. Marsh, Chief Financial Officer, dated August 8, 2002, were delivered to the Securities and Exchange Commission pursuant to the Commission's June 27, 2002 Order. Conformed copies of such Statements are included as Exhibits to this Form 8-K.

                                    SIGNATURE



           Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



August 9, 2002




                                          FIRSTENERGY CORP.
                                          -----------------
                                             Registrant



                                       /s/  Harvey L. Wagner
                                   ----------------------------------
                                            Harvey L. Wagner
                                       Vice President, Controller
                                     and Chief Accounting Officer